OPPENHEIMER VALUE STOCK FUND
ANNUAL REPORT DECEMBER 31, 1995

[Picture of Patio Barbecue]

''We want
to invest for
growth in
high quality
companies
that pay
dividends...
but we want
to buy these
stocks at
attractive
prices.''

[Oppenheimer Logo]

This Fund is for people who seek long-term growth and current income from a fund that looks for good values when buying stocks of well-established companies.


NEWS


"Salerno is a stock picker with
an eye for a deal."

     --Morningstar Mutual Funds
               October 27, 1995

BEAT THE AVERAGE
-----------------------------------------

Total Return for the 3-Year Period
Ended 12/31/95:

Oppenheimer Value Stock Fund
Class A (at net asset value)(1)

46.36%
-----------------------------------------

Lipper Growth & Income Funds Average(3)

45.44%
-----------------------------------------


HOW YOUR FUND IS MANAGED
-------------------------------------------------------------------------------

Oppenheimer Value Stock Fund's basic investment strategy is to "buy low, sell high." The Fund's managers invest in stocks they believe are priced below their intrinsic value, and sell stocks when they think they're overvalued. This strategy offers the potential for long-term capital appreciation through investment in high quality, well-established companies.

PERFORMANCE
-------------------------------------------------------------------------------

Total return at net asset value for the 12 months ended 12/31/95 was 30.04% for Class A shares and 29.03% for Class B shares.(1)

          Your Fund's average annual total returns at maximum offering price for Class A shares for the 1- and 5-year periods ended 12/31/95 and since inception of the Class on 12/22/86 were 22.57%, 13.62% and 11.21%, respectively. For Class B shares, average annual total returns for the 1-year period ended 12/31/95 and since inception of the Class on 5/1/93 were 24.03% and 12.03%, respectively.(2)

OUTLOOK
-------------------------------------------------------------------------------

"Our outlook is positive. We expect more stable, higher quality companies to outperform the traditionally riskier ones. That's an encouraging outlook for us, because this is a portfolio of very high quality companies."

                                                David Salerno, Portfolio Manager
                                                     Concert Capital Management,
                                                          The Fund's Sub-Advisor
                                                               December 31, 1995



Total returns include change in share price and reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. For more complete information, please review the prospectus carefully before you invest.

1. Based on the change in net asset value per share for the period shown, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

2. Class A returns show results of hypothetical investments on 12/31/94, 12/31/90 and 12/22/86 (inception of class), after deducting the current maximum initial sales charge of 5.75%. Prior to 3/29/91, the Fund's maximum sales charge rate for Class A shares was lower, so that actual account results would have been higher. Class B returns show results of hypothetical investments on 12/31/94 and 5/1/93 (inception of class), and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Class C performance is not shown above because shares were first publicly offered on 10/2/95. An explanation of the different performance calculations is in the Fund's prospectus.

3. Source: Lipper Analytical Services. The Lipper total return average for the 3-year period ended 12/31/95 was for 262 growth and income funds. The average is shown for comparative purposes only. Oppenheimer Value Stock Fund is characterized by Lipper as a growth and income fund. Lipper performance does not take sales charges into consideration.


2   Oppenheimer Value Stock Fund

     [PHOTO]                                             [PHOTO]
     James C. Swain                                      Bridget A. Macaskill
     Chairman                                            President
     Oppenheimer                                         Oppenheimer
     Value Stock Fund                                    Value Stock Fund


Dear OppenheimerFunds Shareholder,

The U.S. stock market put on quite a show in 1995 with the Dow Jones Industrial Average breaking the 5000 barrier. During 1995, conditions were ideal for rising stock prices. The economy grew fast enough to generate strong corporate profits--but not so fast as to rekindle inflation. And intermediate- and long-term interest rates fell sharply, as investors anticipated that the Federal Reserve Board had shifted from its restrictive monetary policy of the prior year.

          Leading the rally on Wall Street for much of the year were technology stocks. Even after a bumpy Fall, many stocks in semiconductors, computers, software and telecommunications doubled during the year. The global demand for these products--developed and manufactured by American companies--continued unabated.

          The reduction in the rate of growth of health care expenditures is just one reason why inflation remains moderate. Another reason is the plentiful supply of inexpensive energy. In addition, the emergence of capitalism throughout the world has created a global economy of new markets and new competitors, dampening prices and labor costs. And after many years of promise, technology has finally created efficiencies in the business environment.

          But the primary fuel to stock prices came from corporate profits, which have been surging in the past few years, due in large part to a rise in U.S. corporate productivity. The determination of Corporate America to be successful in today's highly competitive markets has led to a strategy of tight cost control with an emphasis on efficiency. With a global boom in technology and a weak dollar in the first half of the year--which made U.S. goods more attractive overseas--corporate earnings and profitability have remained very strong, growing about 20% between 1994 and 1995.

          With the Dow less than 1000 just 15 years ago and only 2500 five years ago, it's clear that the stock market's advance has been tremendous. So the question remains, "Is the case for stocks still strong?"

          Certainly, market volatility would be expected at this point in a five year bull market, especially since there hasn't been a "normal correction" of 10% or more since 1990. And the slowdown in the economy is likely to translate into soft profit growth this year.

          But the underlying economic conditions that have driven stocks thus far--moderate growth with low inflation, falling interest rates, and a Corporate America that's committed to increased efficiency--remain in place. Additionally, there is increasing demand for U.S. exports in light of expanding international economies, as well as the increasing belief that U.S. technologies lead the world. As a result, we believe that the stock market continues to offer a good value for investors. But, realistically, we don't expect another year like 1995 any time soon.

          Your portfolio manager discusses the outlook for your Fund in light of these broad issues on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.





/s/ JAMES C. SWAIN                            /s/ BRIDGET A. MACASKILL
----------------------                        ----------------------------
James C. Swain                                Bridget A. Macaskill

January 22, 1996

3   Oppenheimer Value Stock Fund

[PHOTO]
David Salerno
Portfolio Manager

An interview with your Fund's manager.

Q + A

HOW HAS THE FUND PERFORMED OVER THE PAST SIX MONTHS?

On an absolute basis, we've generated a very attractive return, though we've slightly lagged the broad indices for the period. As a defensive stock fund, we typically won't do quite as well as the market when it's rising as rapidly as it has over the past six months. Our value orientation means that we tend not to own stocks with high sensitivity to changes in the market--for example, technology stocks. But the other side of that strategy, and what's made it so successful over the longer term, is our degree of downside protec-tion. High sensitivity to the market can be either positive or negative, and our value approach leads us to stocks that can position us to deliver growth over time with more limited volatility.

WHAT INVESTMENTS HAVE MADE POSITIVE CONTRIBUTIONS TO PERFORMANCE?

We've had a good percentage of our portfolio in the very strong consumer staples companies--pharmaceuticals, household products, food and beverage, and personal care products firms. They've done quite well over the period, and our decision to add to these positions throughout the year has been a benefit.

       Financial services is another good example. These stocks have performed well as a group, and we've recently been able to take profits in some regional bank stocks as our holdings hit the valuation targets we'd set for them.(1)

WERE THERE ANY INVESTMENTS THAT DIDN'T PERFORM AS YOU'D EXPECTED?

Cyclical stocks--specifically chemical and paper and forest products firms--have been weaker than we'd expected over the period. This was par-tially due to a slower econ-omy, which caused some earnings disappointments. As a result, we've reduced positions in certain stocks in search of better opportunities.

WHAT AREAS OF THE MARKET ARE YOU CURRENTLY TARGETING?

We've continued to find good value in consumer staples companies, but since we eval-uate stocks from the bottom up, new purchases have been across a range of industry sectors. One example of a recent buy is a large personal care items manufacturer. Because this company is in the process of merging with a competitor, our expectation is that the new firm will become an even bigger factor in that market. Another company we bought is a municipal bond insurer. This is based on our belief that as interest rates on longer-term bonds have come down, municipalities should begin to refund existing bonds in greater numbers, which, in turn, should boost the company's business.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Our outlook is positive. We expect stable, higher quality companies to outperform the traditionally riskier ones. That's an encouraging outlook for us, because this is a port-folio of very high quality com-panies. In addition, we have some cash reserves on hand, so we should be in a good position to take advantage of any buying opportunities.




1. The Fund's portfolio is subject to change.



4   Oppenheimer Value Stock Fund

                  STATEMENT OF INVESTMENTS   December 31, 1995

                                                                                    FACE                 MARKET VALUE
                                                                                    AMOUNT               SEE NOTE 1
======================================================================================================================
SHORT-TERM NOTES--5.3%

Barnett Banks, Inc., 6.10%, 1/5/96                                                 $2,000,000             $1,998,644
----------------------------------------------------------------------------------------------------------------------
Cooperative Association of Tractor Dealers, Inc., 5.64%, 1/16/96                    1,000,000                997,617
----------------------------------------------------------------------------------------------------------------------
FINOVA Capital Corp., 6.10%, 1/25/96                                                1,625,000              1,618,392
----------------------------------------------------------------------------------------------------------------------
General Electric Capital Corp., 6%, 1/3/96                                          2,000,000              1,999,333
----------------------------------------------------------------------------------------------------------------------
Sheffield Receivables Corp., 5.95%, 1/12/96                                         2,000,000              1,996,364
                                                                                                          ------------
Total Short-Term Notes (Cost $8,610,350)                                                                   8,610,350

                                                                                       SHARES
======================================================================================================================
COMMON STOCKS--90.0%
======================================================================================================================
BASIC MATERIALS--7.5%
======================================================================================================================
CHEMICALS--4.0%

Du Pont (E.I.) De Nemours & Co.                                                        21,500              1,502,312
----------------------------------------------------------------------------------------------------------------------
Eastman Chemical Co.                                                                   30,000              1,878,750
----------------------------------------------------------------------------------------------------------------------
Lubrizol Corp. (The)                                                                   31,000                864,125
----------------------------------------------------------------------------------------------------------------------
Nalco Chemical Co.                                                                     43,500              1,310,437
----------------------------------------------------------------------------------------------------------------------
Rohm & Haas Co.                                                                        13,800                888,375
                                                                                                          ------------
                                                                                                           6,443,999

======================================================================================================================
METALS--0.3%

Reynolds Metals Co.                                                                     7,500                424,687
======================================================================================================================
PAPER--3.2%

Temple-Inland, Inc.                                                                    35,500              1,566,437
----------------------------------------------------------------------------------------------------------------------
Westvaco Corp.                                                                         42,300              1,173,825
----------------------------------------------------------------------------------------------------------------------
Weyerhaeuser Co.                                                                       58,800              2,543,100
                                                                                                          ------------
                                                                                                           5,283,362

======================================================================================================================
CONSUMER CYCLICALS--12.8%
======================================================================================================================
AUTOS & HOUSING--5.4%

Ford Motor Co.                                                                         62,000              1,798,000
----------------------------------------------------------------------------------------------------------------------
Genuine Parts Co.                                                                      55,000              2,255,000
----------------------------------------------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                                                             60,000              2,722,500
----------------------------------------------------------------------------------------------------------------------
Stanley Works (The)                                                                    40,000              2,060,000
                                                                                                          ------------
                                                                                                           8,835,500

======================================================================================================================
LEISURE & ENTERTAINMENT--1.1%

Eastman Kodak Co.                                                                      28,000              1,876,000
======================================================================================================================
MEDIA--3.1%

Dun & Bradstreet Corp.                                                                 39,500              2,557,625
----------------------------------------------------------------------------------------------------------------------
McGraw-Hill, Inc.                                                                      28,500              2,483,062
                                                                                                          ------------
                                                                                                           5,040,687

======================================================================================================================
RETAIL: GENERAL--3.2%

May Department Stores Co.                                                              46,500              1,964,625
----------------------------------------------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                                                11,500                547,687
----------------------------------------------------------------------------------------------------------------------
Sears, Roebuck & Co.                                                                   31,000              1,209,000
----------------------------------------------------------------------------------------------------------------------
VF Corp.                                                                               27,500              1,450,625
                                                                                                           -----------
                                                                                                           5,171,937


5  Oppenheimer Value Stock Fund

                                                                                                        MARKET VALUE
                                                                                       SHARES           SEE NOTE 1
======================================================================================================================
CONSUMER NON-CYCLICALS--19.2%
======================================================================================================================
BEVERAGES--1.9%

Brown-Forman Corp., Cl. B                                                              40,500             $1,478,250
----------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                          28,000              1,564,500
                                                                                                          ------------
                                                                                                           3,042,750

======================================================================================================================
FOOD--4.3%

Albertson's, Inc.                                                                      60,100              1,975,787
----------------------------------------------------------------------------------------------------------------------
Archer-Daniels-Midland Co.                                                             45,039                810,702
----------------------------------------------------------------------------------------------------------------------
CPC International, Inc.                                                                37,000              2,539,125
----------------------------------------------------------------------------------------------------------------------
Pioneer Hi-Bred International, Inc.                                                    29,500              1,640,937
                                                                                                          ------------
                                                                                                           6,966,551

======================================================================================================================
HEALTHCARE/DRUGS--8.0%

Bristol-Myers Squibb Co.                                                               66,000              5,667,750
----------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                           75,000              4,725,000
----------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.                                                                  45,500              2,491,125
                                                                                                          ------------
                                                                                                          12,883,875

======================================================================================================================
HEALTHCARE/SUPPLIES &
SERVICES--1.4%

Becton, Dickinson & Co.                                                                31,000              2,325,000
======================================================================================================================
HOUSEHOLD GOODS--2.1%

Clorox Co. (The)                                                                       20,500              1,468,312
----------------------------------------------------------------------------------------------------------------------
Kimberly-Clark Corp.                                                                   24,500              2,027,375
                                                                                                           -----------
                                                                                                           3,495,687

======================================================================================================================
TOBACCO--1.5%

American Brands, Inc.                                                                  56,500              2,521,312
======================================================================================================================
ENERGY--8.3%
======================================================================================================================
ENERGY SERVICES
& PRODUCERS--1.3%

Kerr-McGee Corp.                                                                       32,000              2,032,000
======================================================================================================================
OIL-INTEGRATED--7.0%

Amoco Corp.                                                                            49,500              3,557,813
----------------------------------------------------------------------------------------------------------------------
Atlantic Richfield Co.                                                                 23,000              2,547,250
----------------------------------------------------------------------------------------------------------------------
Chevron Corp.                                                                          45,000              2,362,500
----------------------------------------------------------------------------------------------------------------------
Mobil Corp.                                                                            25,000              2,800,000
----------------------------------------------------------------------------------------------------------------------
Union Pacific Resources Group, Inc.                                                     7,900                200,463
                                                                                                          ------------
                                                                                                          11,468,026


6  Oppenheimer Value Stock Fund

                                                                                                        MARKET VALUE
                                                                                       SHARES           SEE NOTE 1
======================================================================================================================
FINANCIAL--12.0%
======================================================================================================================
BANKS--6.0%

Bank of New York Co., Inc. (The)                                                       55,000             $2,681,250
----------------------------------------------------------------------------------------------------------------------
Comerica, Inc.                                                                         55,000              2,206,875
----------------------------------------------------------------------------------------------------------------------
CoreStates Financial Corp.                                                             52,000              1,969,500
----------------------------------------------------------------------------------------------------------------------
Norwest Corp.                                                                          36,500              1,204,500
----------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                                                         36,240              1,657,980
                                                                                                          ------------
                                                                                                           9,720,105

======================================================================================================================
DIVERSIFIED FINANCIAL--1.2%

American Express Co.                                                                   50,000              2,068,750
======================================================================================================================
INSURANCE--4.8%

Allstate Corp.                                                                         23,748                976,637
----------------------------------------------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                                                  26,325              1,224,113
----------------------------------------------------------------------------------------------------------------------
MBIA, Inc.                                                                             20,000              1,500,000
----------------------------------------------------------------------------------------------------------------------
Safeco Corp.                                                                           96,000              3,312,000
----------------------------------------------------------------------------------------------------------------------
Unitrin, Inc.                                                                          17,500                840,000
                                                                                                           -----------
                                                                                                           7,852,750

======================================================================================================================
INDUSTRIAL--15.3%
======================================================================================================================
ELECTRICAL EQUIPMENT--7.8%

AMP, Inc.                                                                              74,000              2,839,750
----------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                   58,500              4,212,000
----------------------------------------------------------------------------------------------------------------------
Grainger (W.W.), Inc.                                                                  29,600              1,961,000
----------------------------------------------------------------------------------------------------------------------
Honeywell, Inc.                                                                        35,000              1,701,875
----------------------------------------------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                                                   30,997              2,038,053
                                                                                                          ------------
                                                                                                          12,752,678

======================================================================================================================
INDUSTRIAL SERVICES--1.2%

Donnelley (R.R.) & Sons Co.                                                            48,000              1,890,000
======================================================================================================================
MANUFACTURING--4.8%

Dover Corp.                                                                            41,500              1,530,313
----------------------------------------------------------------------------------------------------------------------
General Signal Corp.                                                                   33,500              1,084,563
----------------------------------------------------------------------------------------------------------------------
Harsco Corp.                                                                           23,000              1,336,875
----------------------------------------------------------------------------------------------------------------------
Minnesota Mining & Manufacturing Co.                                                   42,500              2,815,625
----------------------------------------------------------------------------------------------------------------------
Parker-Hannifin Corp.                                                                  30,400              1,041,200
                                                                                                           -----------
                                                                                                           7,808,576

======================================================================================================================
TRANSPORTATION--1.5%

Norfolk Southern Corp.                                                                 31,000              2,460,625
======================================================================================================================
TECHNOLOGY--11.6%
======================================================================================================================
AEROSPACE/DEFENSE--2.2%

Boeing Co.                                                                             26,500              2,076,938
----------------------------------------------------------------------------------------------------------------------
TRW, Inc.                                                                              19,500              1,511,250
                                                                                                           -----------
                                                                                                           3,588,188


7  Oppenheimer Value Stock Fund

                                                                                                        MARKET VALUE
                                                                                       SHARES           SEE NOTE 1
======================================================================================================================
COMPUTER HARDWARE--3.8%

International Business Machines Corp.                                                  15,500             $1,422,125
----------------------------------------------------------------------------------------------------------------------
Pitney Bowes, Inc.                                                                     54,500              2,561,500
----------------------------------------------------------------------------------------------------------------------
Xerox Corp.                                                                            16,000              2,192,000
                                                                                                        --------------
                                                                                                           6,175,625

======================================================================================================================
ELECTRONICS--2.5%

Hewlett-Packard Co.                                                                    49,000              4,103,750
======================================================================================================================
TELECOMMUNICATIONS-
TECHNOLOGY--3.1%

AT&T Corp.                                                                             52,500              3,399,375
----------------------------------------------------------------------------------------------------------------------
Frontier Corp.                                                                         54,000              1,620,000
                                                                                                        --------------
                                                                                                           5,019,375

======================================================================================================================
UTILITIES--3.3%
======================================================================================================================
ELECTRIC UTILITIES--1.8%

Niagara Mohawk Power Corp.                                                             56,500                543,813
----------------------------------------------------------------------------------------------------------------------
NIPSCO Industries, Inc.                                                                25,500                975,375
----------------------------------------------------------------------------------------------------------------------
SCANA Corp.                                                                            48,500              1,388,313
                                                                                                        --------------
                                                                                                           2,907,501

======================================================================================================================
TELEPHONE UTILITIES--1.5%

Ameritech Corp.                                                                        23,000              1,357,000
----------------------------------------------------------------------------------------------------------------------
Southern New England Telecommunications Corp.                                          30,000              1,192,500
                                                                                                        --------------
                                                                                                           2,549,500
                                                                                                        --------------
Total Common Stocks (Cost $102,460,243)                                                                  146,708,796

                                                                                         FACE
                                                                                       AMOUNT
======================================================================================================================
REPURCHASE AGREEMENT--5.5%
Repurchase agreement with PaineWebber, Inc., 5.90%, dated
12/29/95, to be repurchased at $9,005,900 on 1/2/96, collateralized by U.S. Treasury Nts., 6.875%, 8/31/99, with a value of $3,216,000, and U.S. Treasury Bonds, 7.125%--7.625%, 11/15/22--2/15/23, with a value
of $6,059,557 (Cost $9,000,000)                                                    $9,000,000              9,000,000

======================================================================================================================
TOTAL INVESTMENTS, AT VALUE (COST $120,070,593)                                         100.8%           164,319,146
======================================================================================================================
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (0.8)            (1,272,823)
                                                                                 -------------          --------------
Net Assets                                                                              100.0%          $163,046,323
                                                                                 =============          ==============

                See accompanying Notes to Financial Statements.


8  Oppenheimer Value Stock Fund

            STATEMENT OF ASSETS AND LIABILITIES   December 31, 1995

======================================================================================================================
ASSETS

Investments, at value (cost $120,070,593)--see accompanying statement                                   $164,319,146
----------------------------------------------------------------------------------------------------------------------
Cash                                                                                                          94,359
----------------------------------------------------------------------------------------------------------------------
Receivables:
Interest and dividends                                                                                       300,927
Shares of beneficial interest sold                                                                           191,424
Investments sold                                                                                              76,451
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                         10,460
                                                                                                         -------------
Total assets                                                                                             164,992,767

======================================================================================================================
LIABILITIES

Payables and other liabilities:
Investments purchased                                                                                      1,353,597
Shares of beneficial interest redeemed                                                                       350,610
Distribution and service plan fees                                                                            95,270
Shareholder reports                                                                                           85,479
Dividends                                                                                                     11,398
Transfer and shareholder servicing agent fees                                                                  8,980
Other                                                                                                         41,110
                                                                                                           -----------
Total liabilities                                                                                          1,946,444

======================================================================================================================
NET ASSETS                                                                                              $163,046,323
                                                                                                        ==============

======================================================================================================================
COMPOSITION OF
NET ASSETS

Paid-in capital                                                                                         $118,803,665
----------------------------------------------------------------------------------------------------------------------
Overdistributed net investment income                                                                        (16,697)
----------------------------------------------------------------------------------------------------------------------
Accumulated net realized gain from investment transactions                                                    10,802
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                                                        44,248,553
                                                                                                        --------------
Net assets                                                                                              $163,046,323
                                                                                                        ==============

======================================================================================================================
NET ASSET VALUE
PER SHARE

Class A Shares:
Net asset value and redemption price per share (based on net assets
of $136,269,532 and 7,639,176 shares of beneficial interest outstanding)                                      $17.84
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                   $18.93

----------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $26,646,974 and 1,502,706 shares of beneficial interest outstanding)                            $17.73

----------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $129,817 and 7,290 shares of beneficial interest outstanding)                                   $17.81

                See accompanying Notes to Financial Statements.


9  Oppenheimer Value Stock Fund

         STATEMENT OF OPERATIONS   For the Year Ended December 31, 1995

======================================================================================================================
INVESTMENT INCOME

Dividends                                                                                                 $3,496,974
----------------------------------------------------------------------------------------------------------------------
Interest                                                                                                     875,491
                                                                                                          ------------
Total income                                                                                               4,372,465
======================================================================================================================
EXPENSES

Management fees--Note 4                                                                                      993,692
----------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                                                      277,512
Class B                                                                                                      188,186
Class C                                                                                                          138
----------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                                                        194,174
----------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                          147,019
----------------------------------------------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                                                       17,041
Class B                                                                                                        5,969
Class C                                                                                                           46
----------------------------------------------------------------------------------------------------------------------
Legal and auditing fees                                                                                       15,972
----------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                   15,883
----------------------------------------------------------------------------------------------------------------------
Insurance expenses                                                                                             6,265
----------------------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                                                                    4,984
----------------------------------------------------------------------------------------------------------------------
Other                                                                                                          1,569
                                                                                                           -----------
Total expenses                                                                                             1,868,450

======================================================================================================================
NET INVESTMENT INCOME                                                                                      2,504,015

======================================================================================================================
REALIZED AND
UNREALIZED GAIN

Net realized gain on investments                                                                           2,126,048

----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on investments                                      29,893,727
                                                                                                          ------------
Net realized and unrealized gain                                                                          32,019,775

======================================================================================================================
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                     $34,523,790
                                                                                                         =============

                See accompanying Notes to Financial Statements.


10  Oppenheimer Value Stock Fund

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 YEAR ENDED DECEMBER 31,
                                                                                 1995                   1994
======================================================================================================================
OPERATIONS

Net investment income                                                            $  2,504,015           $  2,055,994
----------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                   2,126,048              2,820,946
----------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                              29,893,727             (1,764,415)
                                                                                 ------------              -----------
Net increase in net assets resulting from operations                               34,523,790              3,112,525

======================================================================================================================
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS

Dividends from net investment income:
Class A                                                                            (2,195,920)            (1,921,684)
Class B                                                                              (239,821)              (130,461)
Class C                                                                                  (429)                    --
----------------------------------------------------------------------------------------------------------------------
Dividends in excess of net investment income:
Class A                                                                                    --                (74,310)
Class B                                                                                    --                 (5,047)
----------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                                            (1,793,905)            (2,490,365)
Class B                                                                              (351,137)              (290,318)
Class C                                                                                (1,561)                    --

======================================================================================================================
BENEFICIAL INTEREST
TRANSACTIONS

Net increase in net assets resulting from
beneficial interest transactions--Note 2
Class A                                                                            17,673,851              3,834,762
Class B                                                                            11,681,792              5,957,338
Class C                                                                               129,003                     --

======================================================================================================================
NET ASSETS

Total increase                                                                     59,425,663              7,992,440
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                               103,620,660             95,628,220
                                                                                  -----------            -------------
End of period (including overdistributed net investment
income of $16,697 and $79,874, respectively)                                     $163,046,323           $103,620,660
                                                                                 ============           ==============

See accompanying Notes to Financial Statements.

11  Oppenheimer Value Stock Fund

                              FINANCIAL HIGHLIGHTS


                                                    CLASS A
                                                    ----------------------------------------

                                                    YEAR ENDED DECEMBER 31,
                                                    1995      1994       1993       1992
============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                  $14.16    $14.41     $14.19     $13.57
--------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .32       .31        .29        .32
Net realized and unrealized gain (loss)                 3.90       .16        .98        .97
                                                       -----     -----      -----      -----
Total income (loss) from investment operations          4.22       .47       1.27       1.29

--------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                    (.30)     (.31)      (.29)      (.32)
Dividends in excess of net investment income              --      (.01)        --         --
Distributions from net realized gain                    (.24)     (.40)      (.76)      (.35)
                                                      ------    ------     ------     ------
Total dividends and distributions to shareholders       (.54)     (.72)     (1.05)      (.67)
--------------------------------------------------------------------------------------------
Net asset value, end of period                        $17.84    $14.16     $14.41     $14.19
                                                      ======    ======     ======     ======

============================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                    30.04%     3.28%      8.97%      9.61%

============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)            $136,270   $92,728    $90,470    $59,376
--------------------------------------------------------------------------------------------
Average net assets (in thousands)                   $115,137   $90,158    $80,229    $53,485
--------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                   1.98%     2.16%      1.97%      2.34%
Expenses, before voluntary reimbursement                1.28%     1.27%      1.24%      1.19%
Expenses, net of voluntary reimbursement                 N/A       N/A        N/A        N/A
--------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                              11.8%     16.3%      24.3%      12.3%
Average brokerage commission rate(8)                   $0.08        --         --         --

1. For the period from October 2, 1995 (inception of offering) to December 31, 1995.

2. For the period from May 1, 1993 (inception of offering) to December 31,
1993.

3. For the period from December 22, 1986 to December 31, 1986. Ratios during this development period would not be indicative of representative results.

4. On March 28, 1991, OppenheimerFunds Inc., became the investment advisor to the Fund.

5. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.




12  Oppenheimer Value Stock Fund

                                                      CLASS A
                                                      ------------------------------------------------------------

                                                      1991(4)       1990      1989       1988      1987    1986(3)
==================================================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $11.39     $12.08    $10.47    $  9.51     $9.98     $10.16
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .33        .37       .40        .33       .34        .01
Net realized and unrealized gain (loss)                  2.49       (.57)     1.87       1.15      (.22)      (.19)
                                                       ------     ------    ------     ------    ------     ------
Total income (loss) from investment operations           2.82       (.20)     2.27       1.48       .12       (.18)
------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                     (.33)      (.39)     (.41)      (.33)     (.41)        --
Dividends in excess of net investment income               --         --        --         --        --         --
Distributions from net realized gain                     (.31)      (.10)     (.25)      (.19)     (.18)        --
                                                       ------     ------    ------     ------    ------     ------
Total dividends and distributions to shareholders        (.64)      (.49)     (.66)      (.52)     (.59)        --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $13.57     $11.39    $12.08     $10.47     $9.51      $9.98
                                                       ======     ======    ======     ======    ======     ======

==================================================================================================================
TOTAL RETURN, AT NET ASSET VALUE(5)                     25.23%     (1.53)%   21.93%     15.61%     1.10%     (1.77)%

==================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)              $49,381    $40,153   $37,713    $27,434   $19,377    $20,162
------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                     $45,581    $39,104   $33,742    $24,658   $22,322    $    --(3)
------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                    2.59%      3.22%     3.51%      3.45%     3.15%        --(3)
Expenses, before voluntary reimbursement                 1.31%      1.36%     1.40%      1.21%      .70%        --(3)
Expenses, net of voluntary reimbursement                 1.26%      1.30%     1.30%      1.19%      N/A         --(3)
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                               14.5%      13.5%     14.9%      13.1%     10.8%        --(3)
Average brokerage commission rate(8)                       --         --        --         --        --         --


                                                       CLASS B                         CLASS C
                                                       ------------------------------  -------
                                                                                       PERIOD
                                                       YEAR ENDED DECEMBER 31,         ENDED
                                                       1995       1994        1993(2)  1995(1)
==============================================================================================
PER SHARE OPERATING DATA:
Net asset value, beginning of period                     $14.09     $14.35    $14.60    $17.12
----------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .21        .17       .17       .02
Net realized and unrealized gain (loss)                    3.86        .19       .51       .97
                                                         ------     ------    ------    ------
Total income (loss) from investment operations             4.07        .36       .68       .99
----------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.19)      (.21)     (.17)     (.06)
Dividends in excess of net investment income                 --       (.01)       --        --
Distributions from net realized gain                       (.24)      (.40)     (.76)     (.24)
                                                         ------     ------    ------    ------
Total dividends and distributions to shareholders          (.43)      (.62)     (.93)     (.30)
----------------------------------------------------------------------------------------------
Net asset value, end of period                           $17.73     $14.09    $14.35    $17.81

----------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(5)                       29.03%      2.50%     4.63%     5.89%
                                                          ======     ======    ======    ======

==============================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                $26,647    $10,893    $5,158      $130
----------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $18,857     $7,834    $2,527     $  57
----------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      1.19%      1.45%   .97%(6)   .56%(6)
Expenses, before voluntary reimbursement                   2.07%      2.01%  2.14%(6)  2.37%(6)
Expenses, net of voluntary reimbursement                    N/A        N/A       N/A       N/A
----------------------------------------------------------------------------------------------
Portfolio turnover rate(7)                                 11.8%      16.3%     24.3%     11.8%
Average brokerage commission rate(8)                      $0.08         --        --     $0.08


6. Annualized.

7. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1995 were $34,411,475 and $14,179,859, respectively.

8. Total brokerage commissions paid on purchases and sales of portfolio securities for the period divided by the total number of related shares purchased and sold. See accompanying Notes to Financial Statements.


13  Oppenheimer Value Stock Fund

                        NOTES TO FINANCIAL STATEMENTS

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES

Oppenheimer Value Stock Fund (the Fund) is a separate fund of Oppenheimer Integrity Funds, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek long-term growth of capital and income primarily through investments in stocks of well established companies. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term non-money market debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term money market type debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.


14  Oppenheimer Value Stock Fund

================================================================================
1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

During the year ended December 31, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended December 31, 1995, amounts have been reclassified to reflect an increase in paid-in capital of $4,668. Overdistributed net investment income was increased by the same amount.

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                          YEAR ENDED DECEMBER 31, 1995(1)    YEAR ENDED DECEMBER 31, 1994
                                          ------------------------------     ----------------------------
                                          SHARES         AMOUNT              SHARES          AMOUNT
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                      1,806,348       $29,186,663          1,880,960      $27,360,226
Dividends and distributions reinvested      228,838         3,907,434            311,720        4,414,279
Redeemed                                   (944,270)      (15,420,246)        (1,924,358)     (27,939,743)
                                          ---------       -----------        -----------     ------------
Net increase                              1,090,916       $17,673,851            268,322      $ 3,834,762
                                          =========       ===========        ===========     ============

---------------------------------------------------------------------------------------------------------
Class B:
Sold                                        982,843       $15,746,572            499,617      $ 7,201,783
Dividends and distributions reinvested       32,137           551,627             28,292          397,953
Redeemed                                   (285,236)       (4,616,407)          (114,417)      (1,642,398)
                                          ---------       -----------         ----------     ------------
Net increase                                729,744       $11,681,792            413,492      $ 5,957,338
                                          =========       ===========         ==========     ============

--------------------------------------------------------------------------------------------------------
Class C:
Sold                                          7,236       $   128,066                 --      $       --
Dividends and distributions reinvested          112             1,972                 --              --
Redeemed                                        (58)           (1,035)                --              --
                                          ---------       -----------         ----------      ----------
Net increase                                  7,290       $   129,003                 --      $       --
                                          =========       ===========         ==========      ==========

1. For the year ended December 31, 1995 for Class A and Class B shares and for the period from October 2, 1995 to December 31, 1995 for Class C shares.

================================================================================
3. UNREALIZED GAINS AND
   LOSSES ON INVESTMENTS

At December 31, 1995, net unrealized appreciation on investments of $44,248,553 was composed of gross appreciation of $45,249,638, and gross depreciation of $1,001,085.


15  Oppenheimer Value Stock Fund

================================================================================
4. MANAGEMENT FEES AND
   OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .75% on the first $100 million of average annual net assets with a reduction of .03% on each $200 million thereafter, to .66% on net assets in excess of $500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

          For the year ended December 31, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $318,952, of which $193,431 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $299,002 and $690, of which $68,751 and $60, respectively, was paid to an affiliated broker/dealer. During the year ended December 31, 1995, OFDI received contingent deferred sales charges of $62,273 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

          OppenheimerFunds Services, a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OppenheimerFunds Services' total costs of providing such services are allocated ratably to these companies.

          Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At December 31, 1995, OFDI had incurred unreimbursed expenses of $725,534 for Class B and $14,331 for Class C. During the year ended December 31, 1995, OFDI paid $177,070 and $6,039, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses, and retained $162,645 and $116, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs.

================================================================================
5. DEFERRED TRUSTEE
   COMPENSATION

A former trustee elected to defer receipt of fees earned. These deferred fees earned interest at a rate determined by the current Board of Trustees at the beginning of each calendar year, compounded each quarter-end. From January 1, 1995 through May 10, 1995, the Fund was incurring interest at a rate of 7.89% per annum. The final payment was made on May 10, 1995.


16  Oppenheimer Value Stock Fund

                         INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of Oppenheimer Value Stock Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Value Stock Fund as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1995 and 1994, and the financial highlights for the period January 1, 1991 to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period December 22, 1986 to December 31, 1990 were audited by other auditors whose report dated February 4, 1991, expressed an unqualified opinion on those financial highlights.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Value Stock Fund at December 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Denver, Colorado
January 22, 1996


17  Oppenheimer Value Stock Fund

                 FEDERAL INCOME TAX INFORMATION   (Unaudited)

================================================================================
In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          Distributions of $.3231, $.2881 and $.3046 per share were paid to Class A, Class B and Class C shareholders, respectively, on December 22, 1995, of which, for each class of shares, $.2082 was designated as a ``capital gain distribution'' for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

          Dividends paid by the Fund during the fiscal year ended December 31, 1995 which are not designated as capital gain distributions should be multiplied by 100.00% to arrive at the net amount eligible for the corporate dividend-received deduction.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


18  Oppenheimer Value Stock Fund

                          OPPENHEIMER VALUE STOCK FUND

                          A Series of Oppenheimer Integrity Funds

================================================================================
OFFICERS AND TRUSTEES

James C. Swain, Chairman and Chief Executive Officer
Robert G. Avis, Trustee
William A. Baker, Trustee
Charles Conrad, Jr., Trustee
Raymond J. Kalinowski, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
Ned M. Steel, Trustee
Bridget A. Macaskill, President
Andrew J. Donohue, Vice President
David B. Salerno, Vice President
George C. Bowen, Vice President, Secretary and Treasurer
Robert J. Bishop, Assistant Treasurer
Scott Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

================================================================================
INVESTMENT ADVISOR

OppenheimerFunds, Inc.

================================================================================
SUB-ADVISOR

Concert Capital Management, Inc.

================================================================================
DISTRIBUTOR

OppenheimerFunds Distributor, Inc.

================================================================================
TRANSFER AND SHAREHOLDER
SERVICING AGENT

OppenheimerFunds Services

================================================================================
CUSTODIAN OF
PORTFOLIO SECURITIES

The Bank of New York

================================================================================
INDEPENDENT AUDITORS

Deloitte & Touche LLP

================================================================================
LEGAL COUNSEL

Myer, Swanson, Adams & Wolf, P.C.

This is a copy of a report to shareholders of Oppenheimer Value Stock Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Value Stock Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

19  Oppenheimer Value Stock Fund

INFORMATION

GENERAL INFORMATION
Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET
1-800-525-7048
---------------------------------------

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-852-8457
---------------------------------------

PHONELINK
24 hours a day, automated
information and transactions
1-800-533-3310
---------------------------------------

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET
1-800-843-4461
---------------------------------------

OPPENHEIMERFUNDS
INFORMATION HOTLINE
24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments
1-800-835-3104
---------------------------------------

RA0325.001.1295       February 28, 1996

[Picture of Jennifer Leonard]
[Caption] Jennifer Leonard, Customer Service Representative
OppenheimerFunds Service

''How may I help you?''

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

        And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

        When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that ''links'' your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

        For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

        You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

        So call us today--we're here to help.

[OPPENHEIMER LOGO]

OppenheimerFunds Distributor, Inc.
P.O. Box 5270
Denver, CO 80217-5270
---------------------------------------------
Bulk Rate
U.S. Postage
PAID
Permit No. 469
Denver, CO
---------------------------------------------